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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement, of our report on the consolidated financial statements of Hilton Hotels Corporation dated
February 5, 1999, included within Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement.


                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP


Los Angeles, California
October 15, 1999